Exhibit 99.4

Sport Chalet, Inc.

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (the “Agreement”), dated as of June , 2014 is made and effective as of the date set forth in Section 14 of the Agreement, by and between Sport Chalet, Inc., a Delaware corporation (the “Corporation”), on the one hand, and Irene Olberz and Eric Olberz, individually and in their capacities as trustees of the Olberz Family Trust, and the Olberz Family Trust, on the other hand, as Selling Stockholders of the Corporation (each an “Indemnitee” and, collectively, “Indemnitees”).

RECITALS

A. The Indemnitees, in the aggregate, own or control more than 7,500,000 shares of Class A common stock and more than 100,000 shares of Class B common stock of the Corporation. The Indemnitees have cooperated and continue to cooperate in the Corporation’s efforts to consummate a transaction that may require, among other elements, that the Indemnitees sell all of the shares of the Corporation’s Class A common stock and Class B common stock owned by the Indemnitees. In connection with all such efforts, and regardless of whether such a transaction is consummated, the Indemnitees, and each of them, are “Selling Stockholders;”

B. The Corporation’s Certificate of Incorporation and Bylaws authorize the indemnification of the directors and officers of the Corporation, subject to the limitations set forth in Section 145 of the Delaware General Corporation Law (the “DGCL”);

C. The Board of Directors of the Corporation has concluded that, to encourage Selling Stockholders to cooperate with and facilitate transactions in the interest of the Company, it is necessary for the Corporation to contractually indemnify the Selling Stockholders, and to assume for itself liability for expenses and damages in connection with certain claims against such Selling Stockholders in connection with their cooperation with the Corporation;

D. The Corporation desires and has requested the Indemnitees to cooperate with and facilitate transactions of the Corporation, free from undue concern for the risks and potential liabilities associated with such cooperation and facilitation; and

E. The Indemnitees are willing to cooperate with and facilitate transactions in the interest of the Corporation, provided, and on the expressed condition, that the Indemnitees each are furnished with the indemnification provided for herein.

AGREEMENT

NOW, THEREFORE, the Corporation and each Indemnitee agree as follows:

1. Definitions.

a. “Expenses” means, for the purposes of this Agreement, all direct and indirect costs of any type or nature whatsoever (including, without limitation, any fees and disbursements of such Indemnitee’s counsel, accountants and other experts and other out-of-pocket costs) actually and reasonably incurred by the Indemnitee in connection with the investigation, preparation, defense or appeal of a Proceeding; provided, however, that Expenses shall not include judgments, fines, penalties or amounts paid in settlement of a Proceeding.

b. “Proceeding” means, for the purposes of this Agreement, any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action brought by or in the right of the Corporation) in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a Selling Stockholder, by reason of any action taken by Indemnitee or of any inaction on Indemnitee’s part while acting as such Selling Stockholder, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

2. Agreement of Selling Stockholder. In consideration of the protection afforded by this Agreement, each Indemnitee agrees to cooperate with the Corporation and facilitate transactions that may be facilitated by action or inaction of a Selling Stockholder as long as the Agreement of Plan and Merger between the Corporation and Vestis Retail Group, and/or the related term sheet is in effect.

3. Indemnification.

a. Third Party Proceedings. The Corporation shall, except to the extent prohibited by the DGCL or any other applicable law, rule, regulation or order, indemnify each Indemnitee against Expenses, judgments, fines, penalties or amounts paid in settlement (if the settlement is approved in advance by the Corporation) actually and reasonably incurred by such Indemnitee in connection with a Proceeding (other than a Proceeding by or in the right of the Corporation) if such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Indemnitee’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that such Indemnitee did not act in good faith and in a manner which such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal Proceeding, had no reasonable cause to believe that such Indemnitee’s conduct was unlawful.

b. Proceedings by or in the Right of the Corporation. To the fullest extent permitted by law, the Corporation shall indemnify each Indemnitee against

Expenses and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with a Proceeding by or in the right of the Corporation to procure a judgment in its favor if such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation. Notwithstanding the foregoing, no indemnification shall be made in respect of any claim, issue or matter as to which the such Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which the proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

c. Scope. Notwithstanding any other provision of this Agreement but subject to Section 13(b), the Corporation shall indemnify each Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by other provisions of this Agreement, the Corporation’s Certificate of Incorporation, the Corporation’s Bylaws or by statute; provided, however, that the scope of such indemnification shall be identical to and not greater than the scope of indemnification provided to the Corporation’s most favorably indemnified officer or director. Notwithstanding the preceding sentence or any other provision of this Agreement to the contrary, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by any such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized in the specific case by the Board of Directors of the Corporation.

4. Determination of Right to Indemnification. Upon receipt of a written claim addressed to the Board of Directors for indemnification pursuant to Section 3, the Corporation shall determine by any of the methods set forth in Section 145 of the DGCL whether each Indemnitee has met the applicable standards of conduct which make it permissible under applicable law to indemnify such Indemnitee. If a claim under Section 3 is not paid in full by the Corporation within thirty (30) days after such written claim has been received by the Corporation or if applicable, whatever time is reasonably necessary for the Corporation to complete the investigation contemplated in Section 3 of this Agreement, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. The Indemnitee’s Expenses incurred in connection with successfully establishing his, her or its right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to make a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because such Indemnitee has met the applicable standard of conduct under applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that such Indemnitee has not met the applicable standard of conduct. The Corporation shall have the burden of proof concerning whether the Indemnitee has or has not met the applicable standard of conduct.

5. Advancement and Repayment of Expenses.

a. Proceedings. The Expenses incurred by each Indemnitee in defending and investigating any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding within thirty (30) days after receiving from such Indemnitee the copies of invoices presented to such Indemnitee for such Expenses, if the Indemnitee shall provide an undertaking to the Corporation to repay such amount to the extent it is ultimately determined that such Indemnitee is not entitled to indemnification. In determining whether or not to make an advance hereunder, the ability of an Indemnitee to repay shall not be a factor. Notwithstanding the foregoing, in a proceeding brought by the Corporation directly, in its own right (as distinguished from an action bought derivatively or by any receiver or trustee), the Corporation shall not be required to make the advances called for hereby if the Board of Directors determines, in its sole discretion, that it does not appear that such Indemnitee has met the standards of conduct which make it permissible under applicable law to indemnify such Indemnitee and the advancement of Expenses would not be in the best interests of the Corporation and its stockholders.

b. Mandatory Payment of Expenses. To the extent that any Indemnitee has been successful on the merits in defense of any action, suit, or other proceeding referred to in Section 3 hereof or in defense of any claim, issue or matter therein, such Indemnitee shall be indemnified against all Expenses incurred by such Indemnitee in connection therewith.

6. Partial Indemnification. If any Indemnitee is entitled under any provision of this Agreement to indemnification or advancement by the Corporation of some or a portion of any Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) incurred by such Indemnitee in the investigation, defense, settlement or appeal of a Proceeding, but is not entitled to indemnification or advancement of the total amount thereof, the Corporation shall nevertheless indemnify or pay advancements to the Indemnitee for the portion of such Expenses or liabilities to which such Indemnitee is entitled.

7. Notice to Corporation by Indemnitee. Each Indemnitee shall notify the Corporation in writing of any matter with respect to which such Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by such Indemnitee of written notice thereof; provided, however, that any delay in so notifying Corporation shall not constitute a waiver by any Indemnitee of his, her, or its rights hereunder. The written notification to the Corporation shall be addressed to the Board of Directors and shall include a description of the nature of the Proceeding and the facts underlying the Proceeding and be accompanied by copies of any documents filed by any state or federal regulatory agency or with the court in which the Proceeding is pending. In addition, such Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within such Indemnitee’s power.

8. Maintenance of Liability Insurance.

a. The Corporation hereby agrees that so long as any Indemnitee shall continue to be a Selling Stockholder and thereafter so long as any Indemnitee shall be subject to any possible Proceeding, the Corporation, subject to Section 8(b), shall use its best efforts to obtain and maintain in full force and effect D&O Insurance with a Selling Stockholder endorsement (“Selling Stockholder’s Insurance”) which provides Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation’s officers and directors under Directors and Officers Insurance (“D&O Insurance”) obtained and maintained by the Corporation.

b. Notwithstanding the foregoing, the Corporation shall have no obligation to obtain or maintain Selling Stockholder Insurance if the Corporation (i) no longer has an obligation to obtain or maintain D&O Insurance pursuant to any agreements or arrangements with its Directors and Officers; or (ii) determines in good faith that a Selling Stockholder endorsement to such D&O Insurance is not reasonably available, there are any incremental premium costs for such Selling Stockholder endorsement in excess of the premium costs for the Corporation’s D&O Insurance unless Indemnitees agree to pay such excess premium costs, the coverage provided by such Selling Stockholder endorsement is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Corporation.

c. Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 7 hereof, the Corporation has Selling Stockholders Insurance in effect, the Corporation shall give prompt notice of the commencement of such claim to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of each Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

d. The obligation of the Corporation to indemnify each Indemnitee under this Agreement shall be secondary and any insurance purchased by the Corporation shall be primary.

e. Notwithstanding any other provision of this Agreement, in no event shall the Corporation be obligated to pay any amounts to or on behalf of any Selling Stockholder under this Agreement (i) unless (and only to the extent) such amounts are payable in connection with a Proceeding or other claim pursuant to which the Corporation and/or any of its Directors and Officers covered by D&O Insurance are also party to such Proceeding or other claim (which amounts shall in no event exceed any applicable retention amounts (which may be zero) under the Selling Stockholder Insurance, if any, in effect at such time); and (ii) if such Proceeding or other claim relates solely to conduct of such Selling Stockholder (and not in connection with the conduct of the Corporation and/or its Directors and Officers).

9. Defense of Claim. In the event that the Corporation shall be obligated under Section 5 hereof to pay any Expenses of any Proceeding against any Indemnitee, the Corporation, if appropriate, shall be entitled to assume the defense of such Proceeding with counsel approved by such Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to such Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by such Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to such Indemnitee under this Agreement for any fees of counsel subsequently incurred by such Indemnitee with respect to the same Proceeding, provided that (i) each Indemnitee shall have the right to employ his, her or its counsel in any such Proceeding, at such Indemnitee’s expense; and (ii) if (A) the employment of counsel by any Indemnitee has been previously authorized by the Corporation, or (B) any Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and such Indemnitee in the conduct of such defense or (C) the Corporation shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of such Indemnitee’s counsel shall be at the expense of the Corporation.

10. Attorneys’ Fees. In the event that any Indemnitee or the Corporation institutes an action to enforce or interpret any terms of this Agreement, the Corporation shall reimburse such Indemnitee for all of the Indemnitee’s reasonable fees and expenses in bringing and pursuing such action or defense, unless as part of such action or defense, a court of competent jurisdiction determines that the material assertions made by such Indemnitee as a basis for such action or defense were not made in good faith or were frivolous.

11. Continuation of Obligations. All agreements and obligations of the Corporation contained herein shall continue during the period the Indemnitee is a Selling Stockholder, and shall continue thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that Indemnitee served in any capacity referred to herein.

12. Successors and Assigns. This Agreement establishes contract rights that shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

13. Non-exclusivity.

a. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed to be exclusive of any other rights that any Indemnitee may have under any provision of law, the Corporation’s Certificate of Incorporation or Bylaws, the vote of the Corporation’s stockholders or disinterested directors, other agreements or otherwise. The indemnification provided under this

Agreement shall continue as to each Indemnitee with respect to claims asserted against it as a Selling Stockholder, regardless of such Indemnitee’s status at the time any such claim is asserted.

b. In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule which expand the right of a Delaware corporation to indemnify its officers and directors, the Indemnitees’ rights and the Corporation’s obligations under this Agreement shall be expanded to the full extent permitted by such changes, but only to the extent that the Corporation’s obligations are expanded with respect to its most favorably indemnified officers and directors. In the event of any changes in any applicable law, statute or rule, which narrow the right of a Delaware corporation to indemnify a director or officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

14. Effectiveness of Agreement. This Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of each Indemnitee which occurred prior to such date if such Indemnitee was a Selling Stockholder at the time such act or omission occurred.

15. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The Corporation’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 15. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

16. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware, except to the extent federal law is applicable. To the extent permitted by applicable law, the parties hereby waive any provisions of law which render any provision of this Agreement unenforceable in any respect.

17. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

18. Mutual Acknowledgment. Both the Corporation and each Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Corporation from indemnifying Selling Stockholders under this Agreement or otherwise. Each Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation’s right under public policy to indemnify such Indemnitee.

19. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the applicable Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

21. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. If and to the extent that the Agreement and Plan of Merger, by and among, Vestis Retail Group, LLC, Everest Merger Sub, Inc. and the Corporation, dated as of June     , 2014 (the “Merger Agreement”), is terminated in accordance with its terms, then this Agreement shall terminate and be of no further effect, other than with respect to any claims covered pursuant to the terms of this agreement which arose prior to or upon the termination of the Merger Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

Sport Chalet, Inc.

By

Title

One Sport Chalet Drive
La Canada, CA 91011

[Signature page to Stockholder Indemnification Agreement]

INDEMNITEE:

Irene Maria Olberz, Individually and as
Co-Trustee of the Olberz Family Trust

429 Starlight Crest Drive
La Cañada, CA 91011

INDEMNITEE:

Eric Steven Olberz, Individually and as
Co-Trustee of the Olberz Family Trust

10900 Oak Mountain Place
Shadow Hills, CA 91040

INDEMNITEE:

The Olberz Family Trust
By Irene Maria Olberz, Co-Trustee

The Olberz Family Trust
By Eric Steven Olberz, Co-Trustee

[Signature page to Stockholder Indemnification Agreement]